Dreyfus
Appreciation Fund, Inc.


ANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America's longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the fund produced a total return of -10.75%.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -11.88%.(2)

We attribute the fund's and market's negative returns during 2001 to the economic slowdown. While we are never satisfied with negative returns, we are nonetheless pleased to have outperformed the S&P 500 Index. Our ability to do so was primarily the result of our focus on financially strong, blue chip companies that weathered the downturn relatively well.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing growth stocks at a price we consider to be justified by a company' s fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well-suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs. During the 12-month reporting period, the fund maintained a turnover rate that was well within our goal of limiting annual turnover to below 15% during normal market conditions.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing economic growth and negative investor sentiment. When the reporting period began, economic growth had already begun to slow markedly. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates aggressively in 11 separate moves from 6.5% at the start of the reporting period to 1.75% at the end of the reporting period, its lowest level in 40 years. The September 11 terrorist attacks effectively pushed the economy over the brink, delaying any prospect of recovery until 2002.

The fund's focus on less cyclical, industry-dominant, large-capitalization companies with what we believe are strong fundamentals bolstered portfolio results ahead of the market, with less volatility than the broad market. In an uncertain economic and market environment, investors favored more defensive issues -- namely, the health care and consumer staples sectors. The fund's focus on these sectors, with their inelastic properties, added relative value during the reporting period. Health care and consumer companies tend to weather economic downturns relatively well because their products and services are needed regardless of the economic climate. The fund's holdings in the financial sector also benefited results as financial companies often benefit from lower interest rates. Finally, the fund's underweighted position, relative to the S&P 500 Index, in the technology sector benefited results as this was one of the worst-performing sectors in the S&P 500 Index in 2001.

Changes to the fund during 2001 included a new position in AOL Time Warner, which we believe has the potential to benefit from cross-selling opportunities between its media properties and online subscriber base. We added to the fund's position in insurer American International Group ("AIG"), which acquired fund holding American General in 2001. AIG's broadly diversified business lines and global markets position it well for potential growth, in our view. We also added to our holdings of energy companies, such as Exxon Mobil and ChevronTexaco, which we believe should benefit from structural imbalances (declining production and increased demand) over the longer term.

On the other hand, we sold Gillette, Bristol-Myers Squibb and Hewlett-Packard, primarily for company-specific reasons. Gillette continued to struggle with bloated inventories, and its Duracell battery division has encountered competitive and pricing problems. Bristol-Myers Squibb became vulnerable to patent expirations when a key new product failed to gain FDA approval. Lastly, we did not believe that the merger of Hewlett-Packard and Compaq Computer would result in higher growth for the combined company over the long term. In the near term, a potentially disruptive proxy fight is likely to result.

What is the fund's current strategy?

We have maintained our long-standing strategy of buying and holding companies that we believe have above-average earnings growth potential, and we have continued to find such opportunities mainly in traditionally defensive areas. We have generally been cautious where the future is uncertain, such as the technology sector.

Although we do not attempt to predict near-term changes in the economic cycle, we are aware that many investors believe an economic recovery could begin in 2002. Consistent with our long-term perspective and disciplined investment approach, we do not believe that major changes are warranted in anticipation of a rebound. In our view, investors have learned valuable and painful lessons during the bear market of 2000 and 2001, and have become re-acquainted with risk after the "irrational exuberance" of the late 1990s. If, as we expect, investors continue to focus on quality and business fundamentals when a recovery takes hold, we believe the fund's blue chip holdings have the potential to benefit over the long term.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Exhibit A


--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                          (10.75)%            10.82%            12.20%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS APPRECIATION FUND, INC. ON 12/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--96.2%                                                                           Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.5%

Christian Dior                                                                                600,000                 18,440,071

AUTOMOTIVE--.5%

Ford Motor                                                                                    980,905                 15,419,827

BANKING--.6%

SunTrust Banks                                                                                350,000                 21,945,000

CAPITAL GOODS--7.0%

Emerson Electric                                                                              850,000                 48,535,000

General Electric                                                                            3,650,000                146,292,000

Honeywell International                                                                       825,000                 27,901,500

Rockwell Collins                                                                              355,000                  6,922,500

Rockwell International                                                                        355,000                  6,340,300

                                                                                                                     235,991,300

ENERGY--9.0%

BP Amoco, ADS                                                                               1,600,000                 74,416,000

ChevronTexaco                                                                                 750,000                 67,207,500

Exxon Mobil                                                                                 4,152,598                163,197,101

                                                                                                                     304,820,601

FINANCE-MISC.--13.4%

American Express                                                                              900,000                 32,121,000

Citigroup                                                                                   2,500,333                126,216,810

Federal Home Loan Mortgage                                                                    700,000                 45,780,000

Federal National Mortgage Association                                                       1,900,000                151,050,000

JP Morgan Chase & Co.                                                                       1,650,000                 59,977,500

Merrill Lynch                                                                                 770,000                 40,132,400

                                                                                                                     455,277,710

FOOD & DRUGS--3.0%

Walgreen                                                                                    3,000,000                100,980,000

FOOD, BEVERAGE & TOBACCO--10.2%

Coca-Cola                                                                                   1,957,000                 92,272,550

Nestle, ADR                                                                                   200,000                 10,668,750

PepsiCo                                                                                     2,050,000                 99,814,500

Philip Morris Cos.                                                                          3,100,000                142,135,000

                                                                                                                     344,890,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--19.7%

Abbott Laboratories                                                                          1,350,000                75,262,500

Johnson & Johnson                                                                            3,000,000               177,300,000

Lilly (Eli)                                                                                    500,000                39,270,000

Merck & Co.                                                                                  1,845,000               108,486,000

Pfizer                                                                                       6,075,000               242,088,750

Roche Holdings, ADR                                                                            300,000                21,450,000

Schering-Plough                                                                                150,000                 5,371,500

                                                                                                                     669,228,750

HOTELS RESTAURANTS & LEISURE--1.1%

McDonald's                                                                                    1,475,000               39,043,250

HOUSEHOLD & PERSONAL PRODUCTS--4.2%

Colgate-Palmolive                                                                             1,050,000               60,637,500

Estee Lauder, Cl. A                                                                             500,000               16,030,000

Procter & Gamble                                                                                855,000               67,656,150

                                                                                                                     144,323,650

INSURANCE--5.4%

American International Group                                                                    473,700               37,611,780

Berkshire Hathaway, Cl. A                                                                           800  (a)          60,480,000

Marsh & McLennan Cos.                                                                           790,000               84,885,500

                                                                                                                     182,977,280

MEDIA--4.1%

AOL Time Warner                                                                               1,407,500  (a)          45,180,750

Fox Entertainment Group, Cl. A                                                                  882,700  (a)          23,418,031

McGraw-Hill Cos.                                                                              1,075,000               65,553,500

News Corp, ADR                                                                                  120,000                3,817,200

                                                                                                                     137,969,481

RETAIL--2.5%

Wal-Mart Stores                                                                               1,450,000               83,447,500

SOFTWARE--2.6%

Microsoft                                                                                     1,350,000  (a)          89,464,500

TECHNOLOGY HARDWARE & EQUIPMENT--6.5%

Cisco Systems                                                                                 2,215,000  (a)          40,113,650

Conexant Systems                                                                                200,000  (a)           2,872,000

EMC                                                                                             600,000                8,064,000

Intel                                                                                         5,000,000              157,250,000

International Business Machines                                                                 110,000               13,305,600

                                                                                                                     221,605,250


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--5.3%

BellSouth                                                                                     1,775,000               67,716,250

SBC Communications                                                                            1,925,192               75,409,771

Verizon Communications                                                                          750,000               35,595,000

                                                                                                                     178,721,021

TRANSPORTATION--.6%

United Parcel Service, Cl. B                                                                    400,000               21,800,000

TOTAL COMMOM STOCKS

   (cost $2,205,833,634)                                                                                           3,266,345,991
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News, ADS, Cum., $4428

   (cost $15,964,941)                                                                           800,000               21,168,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.67%, 1/3/2002                                                                            9,627,000                9,626,519

   1.64%, 1/10/2002                                                                          59,358,000               59,336,631

   1.84%, 1/17/2002                                                                           5,186,000                5,182,473

   1.66%, 1/24/2002                                                                          17,138,000               17,120,862

   1.77%, 2/7/2002                                                                           15,731,000               15,705,673

   1.83%, 2/21/2002                                                                           9,889,000                9,866,255

   1.73%, 2/28/2002                                                                          19,394,000               19,342,994

TOTAL SHORT-TERM INVESTMENTS

   (cost $136,166,788)                                                                                               136,181,407
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,357,965,363)                                                          100.8%            3,423,695,398

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)             (29,173,713)

NET ASSETS                                                                                       100.0%            3,394,521,685

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        2,357,965,363  3,423,695,398

Cash                                                                  4,044,523

Dividends receivable                                                  4,539,986

Receivable for shares of Common Stock subscribed                      3,205,793

Prepaid expenses                                                         71,967

                                                                  3,435,557,667
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,786,078

Due to Fayez Sarofim & Co.                                              783,435

Payable for shares of Common Stock redeemed                          37,970,072

Accrued expenses                                                        496,397

                                                                     41,035,982
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,394,521,685
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,327,253,771

Accumulated undistributed investment income--net                        132,922

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                   1,409,348

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                1,065,725,644
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,394,521,685
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      89,291,170

NET ASSET VALUE, offering and redemption price per share ($)              38.02

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $308,491 foreign taxes withheld at source)   53,040,005

Interest                                                             3,574,994

TOTAL INCOME                                                        56,614,999

EXPENSES:

Investment advisory fee--Note 3(a)                                   9,736,400

Sub-Investment advisory fee--Note 3(a)                               9,391,400

Shareholder servicing costs--Note 3(b)                              11,934,330

Custodian fees--Note 3(b)                                              182,981

Prospectus and shareholders' reports                                   156,739

Directors' fees and expenses--Note 3(c)                                110,834

Registration fees                                                       60,971

Loan commitment fees--Note 2                                            58,477

Professional fees                                                       38,693

Interest expense--Note 2                                                14,697

Miscellaneous                                                           57,641

TOTAL EXPENSES                                                      31,743,163

INVESTMENT INCOME--NET                                              24,871,836
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        12,073,489

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                              (438,060,629)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (425,987,140)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (401,115,304)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                           -------------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         24,871,836           26,282,180

Net realized gain (loss) on investments        12,073,489          226,839,959

Net unrealized appreciation (depreciation)
   on investments                            (438,060,629)        (201,083,070)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (401,115,304)          52,039,069
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                  (27,186,141)         (24,265,175)

From net realized gain on investments                  --        (264,796,334)

In excess of net realized gain on investments          --         (10,719,621)

TOTAL DIVIDENDS                              (27,186,141)        (299,781,130)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,381,073,144       1,766,191,525

Dividends reinvested                           25,486,250         265,961,115

Cost of shares redeemed                    (1,429,931,945)     (2,680,295,974)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (23,372,551)       (648,143,334)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (451,673,996)       (895,885,395)
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                         3,846,195,681       4,742,081,076

END OF PERIOD                               3,394,521,685       3,846,195,681

Undistributed investment income--net              132,922           2,502,706
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    35,005,246          38,706,844

Shares issued for dividends reinvested            668,621           6,320,755

Shares redeemed                              (35,965,213)         (59,138,740)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (291,346)         (14,111,141)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended December 31,
                                                           -------------------------------------------------------------------------
                                                           2001             2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                     42.93           45.73            42.07            32.38          25.58

Investment Operations:

Investment income--net                                       .28(a)          .29(a)           .23(a)           .23            .25

Net realized and unrealized
   gain (loss) on investments                              (4.88)            .42             3.97             9.76           6.87

Total from Investment Operations                           (4.60)            .71             4.20             9.99           7.12

Distributions:

Dividends from investment
   income--net                                              (.31)           (.29)            (.23)           (.23)           (.26)

Dividends from net realized gain
   on investments                                             --           (3.09)            (.31)           (.07)           (.06)

Dividends in excess of net realized
   gain on investments                                        --            (.13)              --               --             --

Total Distributions                                         (.31)          (3.51)            (.54)           (.30)           (.32)

Net asset value, end of period                             38.02           42.93            45.73            42.07          32.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (10.75)           1.80             9.97            30.85          27.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                        .91             .88              .88              .89            .87

Ratio of interest expense and
   loan commitment fees
   to average net assets                                     .00(b)          .01              .01              --             --

Ratio of net investment income
   to average net assets                                     .72             .64              .51              .75            .99

Portfolio Turnover Rate                                     5.03            4.28            11.77             1.40           1.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         3,394,522       3,846,196        4,742,081        4,162,016      1,977,638

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $132,922, accumulated capital gains $1,409,348 and unrealized appreciation $1,065,725,644.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $27,186,141 and $67,895,322 and long-term capital gains $0 and $231,885,808.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $55,479, increased accumulated net realized gain (loss) on investments by $55,480 and decreased paid-in capital by $1. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001 was approximately $245,300, with a related weighted average annualized interest rate of 5.99%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:


Average Net Assets                                                                              Dreyfus           Sarofim
    --------------------------------------------------------------------------------------------------------------------------------

       0 up to $25 million. . . . . . . . . . . . . . . . . . . . . . . . . . .                  .44 of 1%       .11 of 1%

       $25 million up to $75 million. . . . . . . . . . . . . . . . . . . . . .                  .37 of 1%       .18 of 1%

       $75 million up to $200 million . . . . . . . . . . . . . . . . . . . . .                  .33 of 1%       .22 of 1%

       $200 million up to $300 million. . . . . . . . . . . . . . . . . . . . .                  .29 of 1%       .26 of 1%

       In excess of $300 million. . . . . . . . . . . . . . . . . . . . . . . .                 .275 of 1%      .275 of 1%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2001, the fund was charged $8,694,455 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $1,030,321 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2001, the fund was charged $182,981 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period December 31, 2001, the fund incurred total brokerage commissions of $440,090, of which $48,680 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $220,768,820 and $170,569,005, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $1,065,730,035, consisting of $1,124,178,853 gross unrealized appreciation and $58,448,818 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                   [ERNST & YOUNG LLP SIGNATURE LOGO]


New York, New York
February 4, 2002

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)


For Federal tax purposes, the fund also designates 87.97% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                    No. of
                                                                                                    Portfolios
Name (age)              Principal Occupation                Other Directorships                     for which Board
-------------------     --------------------                --------------------                    ---------------

Joseph S. DiMartino     o Chairman of the Board of various  o Muscular Dystrophy Association             190
(58)                      funds in the Dreyfus Family of    o Plan Vista Corporation
Chairman of the Board     Funds                               (formerly HealthPlan  Services
(1995)                                                        Corporation), a provider of
                                                              marketing, administrative and
                                                              risk management services to health
                                                              and other benefit programs
                                                            o Carlyle Industries, Inc., button
                                                              packager and distributor
                                                            o Century Business Services, Inc.,
                                                              provider  of various outsourcing
                                                              functions  for small and medium size
                                                              companies
                                                            o The Newark Group, privately held
                                                              company  providing a national
                                                              network of paper recovery facilities,
                                                              paperboard mills and paperboard
                                                              converting  plants
                                                            o QuikCAT.com, Inc.,private company
                                                              engaged in the development of high
                                                              speed movement, routing, storage and
                                                              encryption of data across all modes of
                                                              data transport


Clifford L. Alexander   o President of Alexander &          o American Home Products  Corporation           49
(68)                      Associates, Inc., a management    o IMS Health, a service provider of
Board Member (1981)       consulting firm                     marketing information and information
                        o Chairman of the Board of Moody's    technology
                          Corporation (October 2000-        o WorldCOM
                          Present)                          o Mutual of America Life Insurance Company
                        o Chairman of the Board and Chief
                          Executive Officer of The Dun
                          and Bradstreet Corporation
                         (October 1999-September 2000)

Peggy C. Davis (58)     o Shad Professor of Law, New York                                                 28
Board Member (1990)       University School of Law
                        o She  writes and  teaches  in
                          the  fields of  evidence,
                          constitutional theory, family
                          law, social sciences and the
                          law, legal process and
                          professional  methodology and
                          training

Ernest Kafka (69)       o Physician engaged in private                                                    28
Board Member (1981)       practice specializing in
                          psychoanalysis of adults and
                          adolescents
                        o Instructor at the New York
                          Psychoanalytic Institute

Nathan Leventhal (58)   o Chairman of the Avery-Fisher                                                    28
Board Member (1989)       Artist Program
                          (November 1997-Present)
                        o President of Lincoln Center for
                          the Performing Arts, Inc
                          (March 1984-December 2000)

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member.



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old, and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 15 investment companies (comprised of 26 portfolios) managed by Dreyfus. She is 39 years old, and has been an employee of Dreyfus since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


NOTES

                    For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  141AR1201